UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

MercadoLibre, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Arias 3751, 7th Floor, Buenos Aires, Argentina C1430CRG
(Address of Principal Executive Offices) (Zip Code)

011-54-11-4640-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 1, 2018, MercadoLibre, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report the Company’s financial results for the third quarter ended on September 30, 2018. This Amendment No. 1 (the “Amendment”) to the Report amends Items 2.02 and 9.01 of the Report to correct the percentage of FX neutral growth of the Company’s off-platform total payment volume for the quarter ended September 30, 2018 included in the press release furnished as Exhibit 99.1 to the Report. The phrase, “off-platform total payment volume grew 87.8% year-over-year in USD and 152.1% on an FX neutral basis” is now replaced with “off-platform total payment volume grew 87.8% year-over-year in USD and 163.3% on an FX neutral basis.” Except for correction of the typographical error referenced above, this Form 8-K/A does not update, modify, or amend any disclosures set forth in the Report.

Item 2.02	Results of Operations and Financial Condition.

On November 1, 2018, the Company issued a press release. A copy of the press release, as corrected, is furnished hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1 Press release dated November 1, 2018 (corrected).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: November 2, 2018	By:	/s/ Pedro Arnt
	Name:	Pedro Arnt
	Title:	Chief Financial Officer